T. Rowe Price Retirement Income 2020 Fund

Supplement to Summary Prospectus Dated May 1, 2019

On page 8, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2019, Kimberly E. DeDominicis will join Jerome A. Clark and Wyatt A. Lee as one of the fund’s portfolio managers and become a Cochairman of the Investment Advisory Committee. Ms. DeDominicis originally joined the Firm in 1998 and returned to the Firm in 2003. Effective January 1, 2020, Andrew Jacobs van Merlen will join Mr. Clark, Ms. DeDominicis, and Mr. Lee as one of the fund’s portfolio managers and become a Cochairman of the Investment Advisory Committee. Mr. Jacobs van Merlen joined T. Rowe Price in 2000. Effective January 1, 2021, Mr. Clark will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee.

The date of this supplement is September 24, 2019.

F1083-041-S 9/24/19